Exhibit 10.1         Execution Version
AMENDMENT NUMBER THREE
TO AGREEMENT

This Amendment Number Three, dated and effective April 26, 2024 (the “Amendment”), amends that certain Agreement, dated May 10, 2021 (the “Agreement”), by and between Bank of Marin Bancorp, a California corporation (the “Company”), The Jon S. Kelly Administrative Trust UTD January 14, 2000 (the “Kelly Trust”), Shawn Devlin (“Ms. Devlin”) and Riley Gardner (“Mr. Gardner”). Capitalized terms used in this Amendment but not defined in this Amendment are defined as set forth in the Agreement.

WHEREAS, the Parties agreed to Amendment Number 1 to the Agreement with an effective date of March 31, 2022 (“Amendment Number 1”) and to Amendment Number 2 to the Agreement with an effective date of April 25, 2023 (“Amendment Number 2” and the Agreement, as amended by Amendment Number 1 and Amendment Number 2 hereinafter collectively referred to as the “Amended Agreement”); and

WHEREAS, provisions of the Amended Agreement will expire at the end of the Restricted Period and the Company’s 2024 Annual Meeting of Shareholders, and the Parties wish to provide for an extension of some such terms as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1.    Sections 1.1(c), 2.1(b), 2.1(f) and 2.1(g) of the Amended Agreement are hereby amended to extend the “Restricted Period” by one year such that references to “2023 Annual Meeting” shall read “2024 Annual Meeting” and references to the “2024 Annual Meeting” shall read “2025 Annual Meeting”.

2.    Section 2.1(a) of the Agreement is hereby amended in its entirety to read as follows:

“(a) 2024 Annual Meeting. The Company shall use all reasonable best efforts to cause the 2024 Annual Meeting to be held and the election of directors thereat to be conducted on May 14, 2024, and shall not delay or postpone such meeting date or election, unless a quorum is not obtained, in which case the 2024 Annual Meeting shall be held as promptly thereafter as practicable.”

3. The Parties hereby reconfirm the representations and warranties made in Section 3.1 of the Amended Agreement, except that (i) as to the Company, the reference to the Board resolutions shall be deemed to refer to the Board resolutions attached hereto as Exhibit 1 and (ii) with respect to the Kelly Trust Parties, Ms. Devlin and Mr. Gardner directly beneficially own the shares of Common Stock indicated on Schedule A attached hereto.

4. Each party shall be responsible for its own fees and expenses incurred in connection with this Amendment and all matters related to this Amendment or the Amended Agreement, except that the Company will promptly reimburse the Kelly Trust Parties for their reasonable and documented out-of-pocket fees, costs and expenses (including attorneys’ fees) incurred in connection with this Amendment, and/or the 2024 Annual Meeting, up to a maximum aggregate of $10,000.

5. Except as expressly set forth in this Amendment all other terms of the Amended Agreement shall remain in full force and effect.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of California.

7. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile or electronic (in “.pdf” format) copy of any executed counterpart hereof shall have the same legal effect as the original.

[Signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, or caused the same to be executed by its duly authorized representative, as of the date first above written.

BANK OF MARIN BANCORP

By:	/s/ Timothy D. Myers
Name:	Timothy D. Myers
Title:	President and CEO

KELLY TRUST PARTIES:

/s/ Shawn Devlin
Shawn Devlin

/s/ Riley Gardner
Riley Gardner

EXHIBIT 1

RESOLUTIONS OF THE BOARD
APPROVING THIS AMENDMENT

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RESOLUTIONS OF THE BOARD OF DIRECTORS
OF
BANK OF MARIN BANCORP

The undersigned certifies that she is the Secretary of Bank of Marin Bancorp (the “Company”) and that, as such, she is authorized to execute this Certificate on its behalf and further certifies that the Board of Directors of the Company, duly adopted the following resolutions at a special meeting of the Board of Directors called and held on April 25, 2024, at which a quorum was present and acting throughout; and such resolutions are in full force and effect on and as of the date hereof, not having been amended, altered or repealed:

1. Amendment of Agreement with Shawn Devlin and Riley Gardner.

WHEREAS, the Company previously entered into that certain Agreement, dated May 10, 2021 (the “Agreement”), with The Jon S. Kelly Administrative Trust UTD January 14, 2000 (the “Kelly Trust”), Shawn Devlin (“Ms. Devlin”) and Riley Gardner (“Mr. Gardner”) (Ms. Devlin and Mr. Gardner collectively referred to herein as the “Kelly Trust Parties”);

WHEREAS, the Parties agreed to Amendment Number 1 to the Agreement with an effective date of March 31, 2022 (“Amendment Number 1”) and to Amendment Number 2 to the Agreement with an effective date of April 25, 2023 (“Amendment Number 2” and the Agreement, as amended by Amendment Number 1 and Amendment Number 2 hereinafter collectively referred to as the “Amended Agreement”);

WHEREAS, various provisions of the Amended Agreement will expire at the end of the Restricted Period and the Company’s 2024 Annual Meeting of Shareholders, and an Amendment Number Three to the Amended Agreement has been proposed to provide for the extension of the Restricted Period, and a form of such amendment has been presented to the Board in the form attached hereto as Exhibit A (the “Amendment”); and

WHEREAS, the Company believes it is in its best interest to enter into the Amendment.

RESOLVED, that the Amendment between the Company and the Kelly Trust Parties in the form attached hereto is hereby approved and adopted.

FURTHER RESOLVED, that the proper officers of the Company be, and they are hereby, authorized and directed to execute the Amendment and take whatever further action is required to give full force and effect to the foregoing resolution.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and affixed the seal of Bank of Marin Bancorp, this 25th day of April, 2024.

/s/ Krissy Meyer
Krissy Meyer
Secretary

SCHEDULE A

As of April 26, 2024, Ms. Devlin and Mr. Gardner each respectively beneficially own the following shares of Common Stock:

Shawn Devlin: 566,031
Riley Gardner: 448,254
Total: 1,014,285

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